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                                                                 EXHIBIT 99.7


                        PATENT CROSS LICENSE AGREEMENT


This Patent Cross License Agreement ("Agreement") is made as of July 31, 1995 by and between AST Research, Inc., a Delaware corporation ("AST"), and Samsung Electronics Company Limited, a Korean corporation ("SEC").

                                    PURPOSE

AST and SEC wish to avoid unnecessary obstacles and expense, and to enhance each company's opportunities to make, use, sell and import products, by cross licensing patents on a royalty free basis, to the extent and under conditions as determined to be mutually advantageous by both AST and SEC.

Article 1.  Definitions

1.1 Unless otherwise defined herein all capitalized terms shall have that meaning ascribed to them in that certain General Terms Agreement between the parties of even date herewith (the "General Terms Agreement").

1.2 "AST Patents" shall mean all classes or types of patents, utility models, and applications for these classes or types of all countries of the world, with respect to the Licensed Products, which have a first filing date prior to the date of termination or expiration of this Agreement, which are now owned or controlled or may hereafter during the term of this Agreement be owned or controlled by AST or its Subsidiaries, or under which and to the extent to which and subject to the conditions under which AST and its Subsidiaries may have or may hereafter during the life of this Agreement acquire the right to grant licenses or rights of the scope granted herein without paying royalties or any other compensation to a third party (except for payments to Subsidiaries or payments to a person for his inventions made while employed by AST or any of its Subsidiaries).

1.3 "SEC Patents" shall mean all classes or types of patents, utility models, and applications for these classes or types of all countries of the world, with respect to the Licensed Products, which have a first filing date prior to the date of termination or expiration of this Agreement, which are now owned or controlled or may hereafter during the term of this Agreement be owned or controlled by SEC or its Subsidiaries, or under which and to the extent to which and subject to the conditions under which SEC and its Subsidiaries may have or may hereafter during the life of this Agreement acquire the right to grant licenses or rights of the scope granted herein without paying royalties or any other compensation to a third party (except for payments to

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     Subsidiaries or payments to a person for his inventions made while employed by SEC or any of its Subsidiaries).

1.4 "Licensed Products" shall mean the Personal Computers and the Peripheral devices.

1.5 "Personal Computer(s)" means a system having the following elements: (i) provision for user input; (ii) provision for output; (iii) memory for storing at least program instructions; and (iv) at least one semiconductor incorporating a CPU wherein said system is primarily intended for accepting user inputs either directly or indirectly, processing data, and displaying or output information, all under control of program instructions from memory executed by said CPU. A Personal Computer may include all input and output devices of the type sold therewith, including externally coupled peripherals such as a keyboard, mouse, trackball, video display unit, and further, all associated peripheral devices such as data storage devices, modems, incorporated functions for LAN, TV, telephone, stereo, interactive disk, multimedia or other functions or other peripheral devices incorporated in the same housing as the CPU.

1.6 "Peripheral Device(s)" means a device which is not housed in a Personal Computer when sold or disposed of and having (i) provision for input and output of data or datum, (ii) memory storing at least program instructions, and (iii) at least one Single Chip CPU; said Peripheral Device primarily intended for coupling to a Personal Computer, or placement within the housing of a Personal Computer. Examples include, but are not limited to, keyboards, printers, modems, mass storage systems, and LAN servers.

1.7 "Technical Information" shall mean the information, data and materials, including, without limitation, any and all technologies, inventions, discoveries, know-how, designs, drawings and other proprietary information which are contained in and necessary in connection with the full utilization of AST Patents or SEC Patents.

Article 2.  Mutual Releases

2.1  Release by AST.  AST hereby releases, acquits and forever discharges SEC,
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     its Subsidiaries and their respective customers (such release of customers being limited to Licensed Products provided by SEC or its Subsidiaries) from any and all claims or liability for infringement or alleged infringement of any AST Patents, which may have occurred prior to the Effective Date to the extent a license is herein granted by AST.

2.2  Release by SEC.  SEC hereby releases, acquits and forever discharges AST,
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     its Subsidiaries and their respective

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     customers (such release of customers being limited to Licensed Products provided by SEC or its Subsidiaries) from any and all claims or liability for infringement or alleged infringement of any SEC Patents, which may have occurred prior to the Effective Date to the extent a license is herein granted by SEC.

Article 3.  Grant of Licenses

3.1  License by AST.  AST hereby grants to SEC and SEC's Subsidiaries a
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     nonexclusive, nontransferable, royalty-free and worldwide license, without right to sublicense third parties, under AST Patents and Technical Information to make, have made, use, sell or otherwise dispose of Licensed Products, and to use manufacturing or testing processes covered by AST Patents and Technical Information for making or testing Licensed Products, during the term of this Agreement. It is expressly stipulated, however, that SEC may exercise the "have made" right only with the written consent from AST.

3.2  License by SEC.  SEC hereby grants to AST and AST's Subsidiaries a
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     nonexclusive, nontransferable, royalty-free and worldwide license, without the right to sublicense third parties, under SEC Patents and Technical Information to make, have made, use, sell or otherwise dispose of Licensed Products, and to use manufacturing or testing processes covered by SEC Patents and Technical Information for making or testing Licensed Products, during the term of this Agreement. It is expressly stipulated, however, that AST may exercise the "have made" right only with the written consent from SEC.

3.3  Limitation on Releases and Licenses.  No release or license under any
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     copyrights, mask work rights, trademarks or other intellectual property rights other than Patents of either SEC or AST or any of their Subsidiaries is granted under this Agreement.

3.4  Changes to Subsidiaries.  Any and all licenses granted to any Subsidiary
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     hereunder shall immediately terminate at such time as such entity no longer satisfies the definition of Subsidiary as that term is defined in the General Terms Agreement.

3.5  Third Party Disclaimer.  Notwithstanding any other provision hereof, the
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     parties expressly agree that the licenses granted pursuant to this
     Agreement and the benefits thereof shall not be available for the benefit any third party without the express written consent of the party granting the license hereunder. Without limiting the generality of the foregoing, the parties expressly agree that no rights under this Agreement shall accrue to any third party by virtue of any cross licensing agreement or other arrangement

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     between either party hereto and any third party. However,
     the purchasers of products supplied through either party shall be licensed for such products, and the licensees of software supplied through either party shall be licensed for such software.

3.6  Limitations on License.  Notwithstanding any other provision of this
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     Agreement, for those patent rights licensed or sublicensed to AST from SEC under this Agreement, AST shall not have the right to grant licenses or sublicenses to any third parties, excepting for licenses or sublicenses to AST Subsidiaries to the extent permitted under this Agreement, and further excepting licenses which would otherwise be implied to purchasers of AST products for the use or resale of such products. Notwithstanding any other provision of this Agreement, for those patent rights licensed or sublicensed to SEC from AST under this Agreement, SEC shall not have the right to grant licenses or sublicenses to any third parties, excepting for licenses or sublicenses to SEC Subsidiaries to the extent permitted under this Agreement, and further excepting licenses which would otherwise be implied to purchasers of AST products for the use or resale of such products. Notwithstanding any other provision of this Agreement, any purported or attempted grant by AST or SEC of a license or sublicense contrary to this Agreement shall be of no force or effect.

Article 4.  Exchange of Technical Information

4.1  Initial Technical Information.  Within sixty (60) days of the Effective
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     Date and from time to time during the term of this Agreement, AST and SEC agree to exchange the Technical Information and provide technical support upon request by the other party.

4.2  Confidentiality.  For the term of this Agreement and at all times
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     thereafter, following receipt of the Technical Information, the party receiving the Technical Information (the "Receiving Party") agrees to retain the Technical Information in confidence and treat such information as Confidential Information under the terms and conditions applicable to such Confidential Information as set forth in the General Terms Agreement and not to use the Technical Information for any purpose whatsoever other than the purpose mentioned herein. The confidentiality obligations set forth in this Agreement shall survive the expiration or termination of this Agreement regardless of the cause of such expiration or termination. In any event, however, neither party shall be responsible for their disclosure or use of Technical Information reasonably necessary for or resulting from their distribution or sale of Licensed Products. The Receiving Party may disclose the Technical Information to any third party for the purpose of their exercise of have made right herein, provided that the

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     Receiving Party enters into an agreement with such third party to keep the Technical Information in confidence as provided in this Agreement.

4.3  Retention of Title.  The party that discloses the Technical Information
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     retains all ownership rights to the Technical Information, in any form, disclosed to the Receiving Party hereunder.

Article 5.  Terms and Termination

5.1  Agreement Term.  This Agreement shall become effective on the Effective
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     Date and this Agreement and the licenses granted pursuant hereto shall continue in full force until July 31, 2005 unless earlier terminated as hereinafter provided.

5.2  Termination on Breach or Other Condition.  If either party commits a
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     material breach of this Agreement (the "Breaching Party") and does not remedy such breach within sixty (60) days after written notice complaining thereof is given to such party, the other non-breaching party (the "Non-Breaching Party") shall have the right to terminate this Agreement forthwith by giving written notice. This Agreement shall terminate on the thirtieth (30) day after notice of termination is given by one party with respect to the other party, for any of the following events:

     (a) the filing by such other party of a petition in bankruptcy or insolvency; or

     (b) any adjudication that such other party is bankrupt or insolvent; or

     (c) the filing by such other party of any legal action or document seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency; or

     (d) the appointment of a receiver for all or substantially all of the property of such other party; or

     (e) the making by such other party of any assignment of whole or substantial assets for the benefit of creditors; or

     (f) more than ten percent (10%) of the other party's outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) hereafter become owned or controlled, directly or indirectly, by a third party.

5.3  Survival of Licenses.  In the event of such termination as described in
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     Article 5.2 above, the licenses granted to such Non-Breaching Party and its
     Subsidiaries shall survive such

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     termination and shall extend for the full term of this Agreement, but the licenses granted to the Breaching Party and its Subsidiaries shall terminate forthwith as of the date of such termination of this Agreement.

5.4  Expiration of Licenses and Rights.  Upon expiration of this Agreement
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     granted as provided in Article 5.1, all rights and licenses granted and obligations undertaken hereunder shall terminate forthwith.

5.5  Renewal Agreement.  Upon request of either party at least sixty (60) days
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     prior to the date of expiration of this Agreement, both parties shall negotiate in good faith the renewal of this Agreement upon reasonable terms and conditions.

5.6  Proprietary Protection Cooperation.  Each party will cooperate with the
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     other in taking such actions as such party reasonably requests for the purposes of filing and obtaining patents and other suitable forms of protection for the Technical Information or patent rights of either party included hereunder including, without limitation, obtaining patents and other suitable forms of protection in any foreign country and enforcing or defending any rights therein. Such efforts by each party will be at the expense of the requesting party. Without limiting the generality of the foregoing each parties' cooperation shall extend to the following: (a) filing and prosecuting United States and/or foreign counterpart patent applications covering such Technical Information or patent rights, and the filing and prosecution of all divisionals, continuations, continuations-in-part, reissues or reexaminations thereon; (b) defending against conflicts, oppositions or interferences filed by third parties against such patent applications; (c) upon and after the grant of any patents on any of such applications, divisionals, continuations, continuations-in-part, reissues or reexaminations, maintaining such patents in force and filing all necessary instruments required for such purposes by the patent laws of the particular country in which such patents were granted, (d) defending against any claim of patent invalidity with respect to any patent covered by this agreement.

5.7  Warranties.  Both parties represent and warrant that they have the right to
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     enter into this Agreement and that there are no outstanding agreements, grants, licenses, encumbrances, liens, or agreements, either written or implied, inconsistent therewith for which this Agreement or performance thereunder would violate, breach, or cause a default.

5.8  Disclaimer.  EXCEPT AS MAY BE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY
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     MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR
     IMPLIED, CONCERNING THE PATENTS,

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     TECHNICAL INFORMATION OR LICENSES GRANTED HEREUNDER. NEITHER
     PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY
     OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  NEITHER PARTY MAKES
     ANY REPRESENTATION THAT THE MANUFACTURE, USE AND SALE OF SYSTEMS OR PRODUCTS INCORPORATING ITS TECHNICAL INFORMATION OR TECHNOLOGY COVERED BY ITS PATENTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADE SECRET OR OTHER PROPRIETARY RIGHT. NEITHER PARTY SHALL HAVE ANY LIABILITY WITH RESPECT TO ITS OBLIGATION UNDER THIS AGREEMENT OR OTHERWISE FOR CONSEQUENTIAL, EXEMPLARY, INCIDENTAL OR PUNITIVE DAMAGES EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Article 6.  Assignment

     AST shall not assign or grant any right under AST Patents, and SEC shall not assign or grant any right under SEC Patents, unless such assignment or grant is made subject to the terms and conditions of this Agreement. Neither this Agreement nor any right or license granted hereunder may be assigned by either party without the express written consent of the other party.

Article 7.  General Terms

     The provisions included in the General Terms Agreement shall apply to this Agreement.

Article 8.  Priority

     In the event of a conflict or inconsistency between any term or condition of this Agreement and that of the General Terms Agreement, the terms and conditions of this Agreement shall supersede and control.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement, on the dates below indicated.

Samsung Electronics Co., Ltd.       AST Research, Inc.

By: /s/ Bo-Soon Song                By: /s/ Safi U. Qureshey
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Name:  Bo-Soon Song                 Name:  Safi U. Qureshey

Title: Senior Managing Director     Title: Chief Executive Officer

Date:  July 31, 1995                Date:  July 31, 1995

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